Dated: August 24, 2016

EXHIBIT A
TO THE CUSTODY AGREEMENT
BETWEEN WORLD FUNDS TRUST
AND FIFTH THIRD BANK

April 22, 2015
Amended as of August 24, 2016

Name of Fund	Date
Toreador Core Fund	April 22, 2015
Toreador Explorer Fund	April 22, 2015
Clifford Capital Partners Fund	November 10, 2015
Toreador Select Fund	April 21, 2016
DGHM MicroCap Value Fund	April 21, 2016
DGHM All-Cap Value Fund	April 21, 2016
DGHM V2000 SmallCap Value Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (January) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (February) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (March) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (April) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (May) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (June) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (July) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (August) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (September) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (October) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (November) Fund	April 21, 2016
CBOE Vest S&P 500® Buffer Protect Strategy (December) Fund	April 21, 2016
CBOE Vest Defined Distribution Strategy Fund	April 21, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (January) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (February) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (March) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (April) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (May) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (June) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (July) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (August) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (September) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (October) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (November) Fund	August 24, 2016
CBOE Vest S&P 500® Enhanced Growth Strategy (December) Fund	August 24, 2016
The E-Valuator Very Conservative RMS Fund	April 21, 2016
The E-Valuator Conservative RMS Fund	April 21, 2016
The E-Valuator Tactically Managed RMS Fund	April 21, 2016
The E-Valuator Moderate RMS Fund	April 21, 2016
The E-Valuator Growth RMS Fund	April 21, 2016
The E-Valuator Aggressive Growth RMS Fund	April 21, 2016

Signatures:

WORLD FUNDS TRUST

By: /s/ John Pasco III

Its: President and Principal Executive Officer

FIFTH THIRD BANK

By: /s/ Ryan Henrich

Its: Vice President